 Exhibit (a)(1)(x)
AMENDED LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
Pursuant to the Offer to Purchase Dated January 23, 2023
and the Supplement to Offer to Purchase Dated February 6, 2023
by
INTERDIGITAL, INC.
of
Up to $200,000,000 of its Common Stock
At a Purchase Price Not Less Than $65.25 Per Share and Not More Than $75.00 Per Share
The tender offer, the proration period and withdrawal rights expire at 11:59 p.m., New York City time, on February 17, 2023, unless the tender offer is extended or terminated.
Mail or deliver this Amended Letter of Transmittal, together with any certificate(s) representing your shares, to:
American Stock Transfer & Trust Company, LLC
If delivering by mail or hand, express mail, courier or any other expedited service:
By 11:59 p.m. NYC time on Expiration Date
American Stock Transfer & Trust Co., LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, NY 11219
Phone: (718) 921-8317 Toll-free (877) 248-6417
Description of Shares Tendered
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on Share Certificate(s))	Shares Surrendered (Attach additional list if necessary)
	Certificate Number(s) and/or indicate Book- Entry	Total Number of Shares Represented by Certificate(s)(1)	Book-Entry Shares Tendered(2)	Total Number of Shares Tendered

Total Shares

(1)
If you wish to tender fewer than all shares represented by any certificate listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares represented by share certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

(2)
If shares are held in book-entry form you must indicate the number of shares you are tendering.

Delivery of this Amended Letter of Transmittal (as it may be amended or supplemented from time to time, the “Letter of Transmittal”) to an address other than as set forth above will not constitute a valid delivery to American Stock Transfer & Trust Company, LLC (the “Depositary”) and D.F. King & Co., Inc., the information agent for the tender offer (the “Information Agent”). Deliveries to InterDigital, Inc. (the “Company”), Jefferies LLC, the dealer manager for the tender offer (the “Dealer Manager”) or to The Depository Trust Company (“DTC,” which is hereinafter referred to as the “Book-Entry Transfer Facility”) will not be forwarded to the Depositary and therefore will not constitute valid delivery to the Depositary. Each of the Offer to Purchase, dated January 23, 2023, and the Supplement to Offer to Purchase, dated February 6, 2023 (collectively, as they may be amended or supplemented from time to time, the “Offer to Purchase”) and the instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.
Stockholders who have already tendered shares to the Company and indicated that they would be willing to sell their tendered shares at the final Purchase Price determined by the Company under the tender offer, or whose tender is within the amended price range for purchase and who do not wish to change their tender, do not need to take any further action. All previous tenders by stockholders who did not indicate that they would be willing to sell their shares at the final Purchase Price determined under the tender offer and whose tender is not within the amended price range for purchase have been invalidated. Therefore, such stockholders, and any other stockholders who wish to tender their shares or change the number of shares or the price at which they wish to tender such shares in the tender offer, must deliver an Amended Letter of Transmittal to the depositary for the tender on or prior to the Expiration Date.
This Letter of Transmittal is to be used only if certificates for shares are to be forwarded herewith or if shares are held in book-entry form on the records of the Depositary.
Please note the following:
1.   If you want to participate in the tender offer and wish to maximize the chance of having the Company accept for payment shares you are tendering, you should check the box marked “SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER” below and complete the other portions of this Letter of Transmittal as appropriate. If you agree to accept the Purchase Price determined by the Company in accordance with the terms of the tender offer, your shares will be deemed to be tendered at the minimum price of $65.25 per share. You should understand that this election may lower the Purchase Price and could result in your shares being purchased at $65.25 per share, which is the low end of the price range in the tender offer, less any applicable withholding taxes and without interest. The low end of the price range in the tender offer is below the last reported sale price of the shares on the Nasdaq on February 3, 2023, the last full trading day prior to the amendment of the tender offer, which was $71.29 per share. Accordingly, an election to accept the Purchase Price determined in the tender offer may lower the Purchase Price to a price below such closing price and could be below the reported closing price on the Expiration Date.
2.   If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned “SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER” below and complete the other portions of this Letter of Transmittal as appropriate.
3.   If you desire to tender shares in the tender offer, but you cannot deliver your shares and all other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase) or cannot comply with the procedures for book-entry transfer on a timely basis, you must tender your shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.
4.   If any certificate evidencing the shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated you should call American Stock Transfer & Trust Company, LLC, as Depositary, at toll-free (877) 248-6417 or (718) 921-8317, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Depositary immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 13.
THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):
(1)
SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER,” the undersigned tenders shares at the price checked. This action could result in none of the shares tendered hereby being purchased if the Purchase Price determined by the Company in accordance with the terms of the tender offer is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER DIFFERENT SHARES AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH TENDER. The same shares cannot be tendered at more than one price, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
☐ $65.25	☐ $65.50	☐ $65.75	☐ $66.00	☐ $66.25	☐ $66.50
☐ $66.75	☐ $67.00	☐ $67.25	☐ $67.50	☐ $67.75	☐ $68.00
☐ $68.25	☐ $68.50	☐ $68.75	☐ $69.00	☐ $69.25	☐ $69.50
☐ $69.75	☐ $70.00	☐ $70.25	☐ $70.50	☐ $70.75	☐ $71.00
☐ $71.25	☐ $71.50	☐ $71.75	☐ $72.00	☐ $72.25	☐ $72.50
☐ $72.75	☐ $73.00	☐ $73.25	☐ $73.50	☐ $73.75	☐ $74.00
☐ $74.25	☐ $74.50	☐ $74.75	☐ $75.00
—OR—
(2)
SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE TENDER OFFER (SEE INSTRUCTION 5)

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER,” the undersigned tenders shares at the Purchase Price, as shall be determined by the Company in accordance with the terms of the tender offer. For purposes of determining the Purchase Price, those shares that are tendered by the undersigned agreeing to accept the Purchase Price determined in the tender offer will be deemed to be tendered at the minimum price of $65.25 per share.

☐
The undersigned wants to maximize the chance of having the Company purchase shares the undersigned is tendering (subject to the proration, conditional tender and priority provisions of the tender offer). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares at, and is willing to accept, the Purchase Price determined by the Company in accordance with the terms of the tender offer. THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE PAID FOR SHARES IN THE TENDER OFFER AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $65.25 PER SHARE, A PRICE THAT IS BELOW THE CLOSING PRICE FOR THE SHARES ON FEBRUARY 3, 2023, THE LAST FULL TRADING DAY BEFORE AMENDMENT OF THE TENDER OFFER AND COULD BE BELOW THE CLOSING PRICE OF THE COMMON STOCK ON THE EXPIRATION DATE.

CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED
ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
ODD LOTS (See Instruction 6)
To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned:
☐ is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered.
CONDITIONAL TENDER (See Instruction 14)
A tendering stockholder may condition his, her or its tender of shares upon the Company purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of shares that you indicate below is purchased by the Company pursuant to the terms of the tender offer, none of the shares tendered will be purchased. It is the tendering stockholder’s responsibility to calculate the minimum number of shares that must be purchased if any are purchased, and each stockholder is urged to consult his, her or its own tax advisor. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.
☐ The minimum number of shares that must be purchased, if any are purchased, is: shares.

If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his, her or its shares and checked the box below:

☐ The tendered shares represent all shares held by the undersigned.
SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 7, 8 and 9)
To be completed ONLY if the check for the Purchase Price of shares purchased (less any applicable withholding taxes) is to be issued in the name of someone other than the undersigned.
Name(s)	(Please Print)
Address(es)

(RECIPIENT MUST COMPLETE AND RETURN THE ATTACHED IRS FORM W-9 OR AN APPLICABLE IRS FORM W-8)
SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if the check for the Purchase Price of shares purchased (less any applicable withholding taxes) is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).
Name(s)	(Please Print)
Address(es)

SIGN HERE (Please also complete the attached IRS Form W-9 or an applicable IRS Form W-8)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by persons(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 7.)
Signature of Owner:

Signature of Owner:
Name(s):	(Please Print)

Dated:
Capacity (full title):
Address:

(MAKE ANY ADDRESS CORRECTION, THIS WILL BE A PERMANENT ADDRESS CHANGE) APPLY MEDALLION GUARANTEE STAMP BELOW

Ladies and Gentlemen:
The undersigned hereby tenders to InterDigital, Inc., a Pennsylvania corporation (the “Company”), the above-described shares of common stock, $0.01 par value per share (the “shares”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 23, 2023 (and the Supplement to Offer to Purchase, dated February 6, 2023 (collectively, as amended or supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, which collectively with this Amended Letter of Transmittal, as amended or supplemented from time to time (this “Letter of Transmittal”), constitute the “tender offer”. The Company also expressly reserves the right, in its sole discretion, to purchase additional shares following the expiration of the tender offer subject to applicable legal and regulatory requirements.
Subject to, and effective upon, acceptance for payment of and payment for the shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the shares that are being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(1)   deliver certificates for such shares, or transfer ownership of such shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company;
(2)   present such shares for transfer and cancellation on the books of the Company; and
(3)   cause the Company to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the tender offer.
The undersigned understands, upon the terms and subject to the conditions of the tender offer, that the Company will determine a single per share purchase price (the “Purchase Price”), which will not be less than $65.25 per share and not more than $75.00 per share, that will allow it to purchase a number of shares having an aggregate purchase price of $200,000,000, or a lower amount depending on the number of shares properly tendered and not properly withdrawn pursuant to the tender offer, or a higher amount, if we exercise our right to accept for purchase up to an additional 2% of our outstanding shares without extending the tender offer. The undersigned understands that the Company will select the lowest Purchase Price (in multiples of $0.25) within the price range specified above that will allow the Company to purchase that number of shares having an aggregate purchase price of $200,000,000, or a lower amount depending on the number of shares properly tendered and not properly withdrawn pursuant to the tender offer, at a price which will be not less than $65.25 per share and not more than $75.00 per share in the tender offer, subject to its right to increase the total number of shares purchased to the extent permitted by law and regulation. The undersigned understands that all shares properly tendered and not properly withdrawn will be purchased at the Purchase Price, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the tender offer, including its proration provisions, “odd lot” provisions and conditional tender provisions. The Company will return at its expense all other shares, including shares tendered at prices greater than the Purchase Price and not properly withdrawn and shares not purchased because of proration or conditional tenders, promptly following the Expiration Date (as defined in the Offer to Purchase).
The undersigned hereby represents and warrants that the undersigned:
(1)   has a net long position in shares at least equal to the number of shares being tendered;
(2)   has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when the same are accepted for payment by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims; and
(3)   will, upon request, execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby.
The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the tender offer, which agreement will be governed by, and construed in accordance with, the laws of the State of New York. The undersigned acknowledges that under no circumstances will the Company pay interest on the Purchase Price.
The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered.
Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the Purchase Price of any shares purchased (less any applicable withholding taxes), and return any shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Purchase Price of any shares purchased (less any applicable withholding taxes) and any certificates for shares not tendered or not purchased to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the

Purchase Price of any shares purchased (less any applicable withholding taxes) and return any shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.
The undersigned recognizes that the Company has no obligation, pursuant to the “Special Payment Instructions,” to transfer any shares from the name of the registered holder(s) thereof, if the Company does not accept for payment any of the shares so tendered.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
Stockholders who have already tendered shares to the Company and indicated that they would be willing to sell their tendered shares at the final Purchase Price determined by the Company under the tender offer, or whose tender is within the amended price range for purchase and who do not wish to change their tender, do not need to take any further action. All previous tenders by stockholders who did not indicate that they would be willing to sell their shares at the final Purchase Price determined under the tender offer and whose tender is not within the amended price range for purchase have been invalidated. Therefore, such stockholders, and any other stockholders who wish to tender their shares or change the number of shares or the price at which they wish to tender such shares in the tender offer, must deliver an Amended Letter of Transmittal to the depositary for the tender on or prior to the Expiration Date.
INSTRUCTIONS
Forming Part of the Terms and Conditions of the Tender Offer
1.   Guarantee of Signatures.   No signature guarantee is required if either: (a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate(s) for the shares tendered with this Letter of Transmittal or (b) in the case of book-entry shares, on the records of the Depositary, and payment and delivery are to be made directly to such registered holder and such registered holder has not completed the box entitled “Special Payment Instructions”. See Instruction 7.
2.   Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedure.   You must use this Letter of Transmittal to forward certificates for shares and to tender any/all shares held in book-entry form on the records of the Depositary (or if the certificates will be delivered pursuant to an Amended Notice of Guaranteed Delivery previously sent to the Depositary). Certificates for all physically tendered shares along with a properly completed and duly executed Letter of Transmittal, including any required signature guarantees, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the expiration date.
LETTERS OF TRANSMITTAL MUST BE RECEIVED IN THE OFFICE OF THE DEPOSITARY BY 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE OF THE TENDER OFFER. DELIVERY OF THESE DOCUMENTS TO THE DEPOSITARY’S ADDRESS ON THE EXPIRATION DATE DOES NOT CONSTITUTE RECEIPT BY THE DEPOSITARY.
Guaranteed Delivery.   If you cannot deliver your shares and all other required documents to the Depositary by the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, you must tender your shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure:
(a)   such tender must be made by or through an Eligible Institution;
(b)   a properly completed and duly executed Amended Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary by the Expiration Date, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Amended Notice of Guaranteed Delivery; and

(c)   the certificates for all physically delivered shares, or a confirmation of a book-entry transfer of all shares delivered electronically into the Depositary’s account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees or an Agent’s Message and any other documents required by this Letter of Transmittal, must be received by the Depositary within two Nasdaq Global Select Market trading days after the Expiration Date, all as provided in Section 3 of the Offer to Purchase.
The method of delivery of all documents, including share certificates, is at your option and risk. If you choose to deliver the documents by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
Except as specifically permitted by Section 6 of the Offer to Purchase, the Company will not accept any alternative, conditional or contingent tenders, and no fractional shares will be purchased. By executing this Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of the shares.
3.   Inadequate Space.   If the space provided in the box captioned “Description of Shares Tendered” is inadequate, then you should list the certificate numbers and/or the number of shares on a separate signed schedule attached hereto.
4.   Partial Tenders.   If you wish to tender fewer than all of the shares represented by any certificates that you deliver to the Depositary, fill in the number of shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the tender offer. Unless you indicate otherwise, all shares represented by certificates delivered to the Depositary will be deemed to have been tendered. In the case of shares tendered by book-entry transfer at the Book-Entry Transfer Facility, the shares will be credited to the appropriate account maintained by the tendering stockholder at the Book-Entry Transfer Facility. In each case, shares will be returned or credited without expense to the stockholder.
5.   Indication of Price at Which Shares are Being Tendered.   For shares to be properly tendered, the stockholder MUST either (1) check the box indicating the price per share at which such stockholder is tendering shares under the section captioned “Shares Tendered at Price Determined by Stockholder” or (2) check the box in the section captioned “Shares Tendered at Price Determined Pursuant to the Tender Offer” in order to maximize the chance of having the Company purchase the shares tendered (subject to the proration, conditional tender and “odd lot” priority provisions). For purposes of determining the Purchase Price, shares that are tendered by stockholders agreeing to accept the Purchase Price determined in the tender offer will be deemed to be tendered at the minimum price of $65.25 per share. Selecting option (1) could result in none of the stockholder’s tendered shares being purchased if the Purchase Price for the shares turns out to be less than the price selected by the stockholder. Selecting option (2) may lower the Purchase Price paid for shares in the tender offer and could result in the stockholder receiving the minimum price of $65.25 per share. Only one box under (1) or (2) may be checked. If more than one box is checked, or if no box is checked, there is no proper tender of shares. A stockholder wishing to tender portions of such stockholder’s share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder’s shares. The same shares cannot be tendered at more than one price, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.
6.   Odd Lots.   As described in Section 1 of the Offer to Purchase, if the Company purchases less than all shares tendered and not withdrawn before the Expiration Date, the shares purchased first will consist of all shares tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of such shares. Even if you otherwise qualify for the “odd lot” preferential treatment, you will not receive such preferential treatment unless you complete the box captioned “Odd Lots” in this Letter of Transmittal and, if applicable, in the Amended Notice of Guaranteed Delivery.

7.   Signatures on Letter of Transmittal; Stock Powers and Endorsements.
(a)   Exact Signatures.   If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.
(b)   Joint Holders.   If any of the shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.
(c)   Different Names on Certificates.   If any of the shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
(d)   Endorsements.   If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.
If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.
If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.
8.   Stock Transfer Taxes.   Except as provided in this Instruction 8, the Company will pay all stock transfer taxes, if any, payable on the transfer of any shares to the Company pursuant to the tender offer. If, however, payment of proceeds in respect of any shares purchased is to be made to, or shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or tendered shares are registered in the name of any person other than the name of the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the proceeds payable by the Depositary, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted prior to such payment.
9.   Special Payment and Delivery Instructions.   If the check for the Purchase Price of any shares purchased is to be issued, and any shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check and any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the boxes captioned “Special Delivery Instructions” and/or “Special Payment Instructions” on this Letter of Transmittal should be completed. Transfer taxes may apply if either the box captioned “Special Delivery Instructions” or “Special Payment Instructions” on this Letter of Transmittal is completed. See Instruction 8. There may be other tax implications resulting from the transfers; please consult your own tax advisor.
10.   Withholding.   Under U.S. federal income tax laws, the Depositary may be required to withhold a portion of the amount of any payments made to certain stockholders or other payees pursuant to the tender offer. In order to avoid such backup withholding (currently at a rate of 24%), each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes) must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached IRS Form W-9. Certain stockholders or payees (including, among others, most corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt stockholders or other payees that are United States persons (for U.S. federal income tax purposes) should indicate their exempt status on the attached IRS Form W-9.
A tendering stockholder or other payee that is a foreign person (for U.S. federal income tax purposes) should complete, sign, and submit to the Depositary the appropriate IRS Form W-8. An IRS Form W-8 may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at http://www.irs.gov. Failure to complete the IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount otherwise payable pursuant to the tender offer. Stockholders are urged to consult their own tax advisors regarding the application of backup withholding in their particular circumstances and the availability of, and procedure for obtaining, an exemption from backup withholding.
As described in the Offer to Purchase, although not certain, it would be prudent to expect that the Depositary or other applicable withholding agent generally will withhold U.S. federal withholding tax at a rate of 30% from any payments made pursuant to the tender offer to a tendering stockholder or other payee that is a foreign person (for U.S. federal income tax purposes) unless such withholding agent receives documentation pursuant to which it may determine that a reduced rate of, or exemption from, such withholding applies. Stockholders or other payees that are foreign persons (for U.S. federal income tax purposes) are urged to consult their own tax advisors regarding the particular tax consequences to them of selling shares pursuant to the tender offer.
11.   Irregularities.   The Company will determine all questions as to Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of shares. The Company reserves the right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any defect or irregularity in the tender of any particular shares. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Information Agent, the Depositary or any other person is or will be under any duty to give notification of any defect or irregularity in tenders, and none of them will incur any liability for failure to give any such notice.
12.   Requests for Assistance or Additional Copies.   Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent at its address and telephone number set forth below.
13.   Lost, Stolen, Destroyed or Mutilated Certificates.   If your certificate or certificates for part or all of your shares has been lost, stolen, destroyed or mutilated, you should call American Stock Transfer & Trust Company, LLC, as Depositary, at toll-free (877) 248-6417 or (718) 921-8317 regarding the requirements for replacement at the address set forth on the cover page of this Letter of Transmittal. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Depositary immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation.
14.   Conditional Tenders.   As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If you wish to make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal or, if applicable, the Amended Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Amended Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.
As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by random lot, if any, the Company will limit its purchase in each case to the designated minimum number of shares.
All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. If you are an “odd lot” holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. Each stockholder is urged to consult his, her or its own tax advisor.
IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED (OR CONFIRMATION OF BOOK-ENTRY TRANSFER) AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BEFORE 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Form W-9Request for Taxpayer (Rev. October 2018)Identification Number and Certification Department of the Treasury Go to www.irs.gov/FormW9 for instructions and the latest information. Internal Revenue Service Give Form to the requester. Do not send to the IRS. 1Name (as shown on your income tax return). Name is required on this line; do not leave this line blank. 2Business name/disregarded entity name, if different from above 3.3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the4 Exemptions (codes apply only to page following seven boxes.certain entities, not individuals; see instructions on page 3): onIndividual/sole proprietor orC CorporationS CorporationPartnershipTrust/estate type.single-member LLCExempt payee code (if any) Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) orNote: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not checkExemption from FATCA reporting InstructionsLLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC iscode (if any) Printanother LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that Specificis disregarded from the owner should check the appropriate box for the tax classification of its owner. Other (see instructions) (Applies to accounts maintained outside the U.S.) 5 Address (number, street, and apt. or suite no.) See instructions.Requester’s name and address (optional) See 6 City, state, and ZIP code 7 List account number(s) here (optional) Part ITaxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter. Part IICertification Social security number –– or Employer identification number – Under penalties of perjury, I certify that: 1.The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2.I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3.I am a U.S. citizen or other U.S. person (defined below); and 4.The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. SignSignature of HereU.S. person Date General Instructions• Form 1099-DIV (dividends, including those from stocks or mutual Section references are to the Internal Revenue Code unless otherwisefunds) • Form 1099-MISC (various types of income, prizes, awards, or gross noted. proceeds) Future developments. For the latest information about developments • Form 1099-B (stock or mutual fund sales and certain other related to Form W-9 and its instructions, such as legislation enacted transactions by brokers) after they were published, go to www.irs.gov/FormW9. • Form 1099-S (proceeds from real estate transactions) Purpose of Form • Form 1099-K (merchant card and third party network transactions) An individual or entity (Form W-9 requester) who is required to file an• Form 1098 (home mortgage interest), 1098-E (student loan interest), information return with the IRS must obtain your correct taxpayer1098-T (tuition) identification number (TIN) which may be your social security number• Form 1099-C (canceled debt) (SSN), individual taxpayer identification number (ITIN), adoption• Form 1099-A (acquisition or abandonment of secured property) taxpayer identification number (ATIN), or employer identification number Use Form W-9 only if you are a U.S. person (including a resident (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of informationalien), to provide your correct TIN. returns include, but are not limited to, the following.If you do not return Form W-9 to the requester with a TIN, you might • Form 1099-INT (interest earned or paid)be subject to backup withholding. See What is backup withholding, later. Cat. No. 10231XForm W-9 (Rev. 10-2018)

FormW-9 (Rev. 10-2018) Page 2 By signing the filled-out form, you: 1.Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), 2.Certify that you are not subject to backup withholding, or 3.Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and 4.Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information. Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: •An individual who is a U.S. citizen or U.S. resident alien; •A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; •An estate (other than a foreign estate); or •A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income. In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States. •In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity; •In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and •In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items. 1.The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2.The treaty article addressing the income. 3.The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4.The type and amount of income that qualifies for the exemption from tax. 5.Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1.You do not furnish your TIN to the requester, 2.You do not certify your TIN when required (see the instructions for Part II for details), 3.The IRS tells the requester that you furnished an incorrect TIN, 4.The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or 5.You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information. Also see Special rules for partnerships, earlier. What is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

FormW-9 (Rev. 10-2018) Page 3 Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.Specific InstructionsLine 1You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.b.Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2. c.Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.d.Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2. e.Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.Line 3Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3. IF the entity/person on line 1 isTHEN check the box for . . .a(n) . . .•CorporationCorporation•IndividualIndividual/sole proprietor or single-•Sole proprietorship, ormember LLC•Single-member limited liabilitycompany (LLC) owned by anindividual and disregarded for U.S.federal tax purposes.•LLC treated as a partnership forLimited liability company and enterU.S. federal tax purposes,the appropriate tax classification.•LLC that has filed Form 8832 or(P= Partnership; C= C corporation;2553 to be taxed as a corporation,or S= S corporation)or•LLC that is disregarded as anentity separate from its owner butthe owner is another LLC that isnot disregarded for U.S. federal taxpurposes.•PartnershipPartnership•Trust/estateTrust/estateLine 4, ExemptionsIf you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.Exempt payee code.•Generally, individuals (including sole proprietors) are not exempt from backup withholding. •Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. •Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. •Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)2—The United States or any of its agencies or instrumentalities3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities4—A foreign government or any of its political subdivisions, agencies, or instrumentalities5—A corporation6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession7—A futures commission merchant registered with the Commodity Futures Trading Commission8—A real estate investment trust9—An entity registered at all times during the tax year under the Investment Company Act of 194010—A common trust fund operated by a bank under section 584(a) 11—A financial institution12—A middleman known in the investment community as a nominee or custodian13—A trust exempt from tax under section 664 or described in section 4947

FormW-9 (Rev. 10-2018) Page 4 The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.IF the payment is for . . .THEN the payment is exemptfor . . .Interest and dividend paymentsAll exempt payees exceptfor 7Broker transactionsExempt payees 1 through 4 and 6through 11 and all C corporations.S corporations must not enter anexempt payee code because theyare exempt only for sales ofnoncovered securities acquiredprior to 2012.Barter exchange transactions andExempt payees 1 through 4patronage dividendsPayments over $600 required to beGenerally, exempt payeesreported and direct sales over1 through 52$5,0001Payments made in settlement ofExempt payees 1 through 4payment card or third party networktransactions1See Form 1099-MISC, Miscellaneous Income, and its instructions. 2However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)B—The United States or any of its agencies or instrumentalitiesC—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalitiesD—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any stateG—A real estate investment trustH—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581K—A brokerL—A trust exempt from tax under section 664 or described in section 4947(a)(1) M—A tax exempt trust under a section 403(b) plan or section 457(g) planNote: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.Line 5Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.Line 6Enter your city, state, and ZIP code.Part I. Taxpayer Identification Number (TIN)Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.Part II. CertificationTo establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.Signature requirements. Complete the certification as indicated in items 1 through 5 below.

FormW-9 (Rev. 10-2018) Page 5 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.You must give your correct TIN, but you do not have to sign the certification.2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.3.Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. 4.Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5.Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.What Name and Number To Give the RequesterFor this type of account:Give name and SSN of:1.IndividualThe individual2.Two or more individuals (jointThe actual owner of the account or, ifaccount) other than an accountcombined funds, the first individual onmaintained by an FFIthe account13.Two or more U.S. personsEach holder of the account(joint account maintained by an FFI)4.Custodial account of a minorThe minor2(Uniform Gift to Minors Act)5. a. The usual revocable savings trustThe grantor-trustee1(grantor is also trustee)The actual owner1b. So-called trust account that is nota legal or valid trust under state law6.Sole proprietorship or disregardedThe owner3entity owned by an individual7.Grantor trust filing under OptionalThe grantor*Form 1099 Filing Method 1 (seeRegulations section 1.671-4(b)(2)(i)(A))For this type of account:Give name and EIN of:8.Disregarded entity not owned by anThe ownerindividual9.A valid trust, estate, or pension trustLegal entity410.Corporation or LLC electingThe corporationcorporate status on Form 8832 orForm 255311.Association, club, religious,The organizationcharitable, educational, or other tax-exempt organization12.Partnership or multi-member LLCThe partnership13.A broker or registered nomineeThe broker or nominee For this type of account:Give name and EIN of:14. Account with the Department ofThe public entityAgriculture in the name of a publicentity (such as a state or localgovernment, school district, orprison) that receives agriculturalprogram payments15. Grantor trust filing under the FormThe trust1041 Filing Method or the OptionalForm 1099 Filing Method 2 (seeRegulations section 1.671-4(b)(2)(i)(B))1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s numbermust be furnished.2Circle the minor’s name and furnish the minor’s SSN. 3You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless thelegal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.*Note: The grantor also must provide a Form W-9 to trustee of trust.Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.Secure Your Tax Records From Identity TheftIdentity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.To reduce your risk:•Protect your SSN, •Ensure your employer is protecting your SSN, and •Be careful when choosing a tax preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.For more information, see Pub. 5027, Identity Theft Information for Taxpayers.Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.Protect yourself from suspicious emails or phishing schemes.Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

FormW-9 (Rev. 10-2018) Page 6 The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk. Privacy Act NoticeSection 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Amended Notice of Guaranteed Delivery or related documents may be directed to the Information Agent at its telephone numbers or address set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offer.
The Dealer Manager for the Tender Offer is:
Jefferies LLC
520 Madison Avenue, 10th Floor
New York, New York 10022
(877) 821-7388
The Information Agent for the Tender Offer is:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Banks and Brokers Call: (212) 269-5550
All Others Call Toll Free: (800) 549-6864
Email: idcc@dfking.com